                                                                       EXHIBIT 1
                                                                       ---------

                             JOINT FILING AGREEMENT
                             ----------------------

   In accordance with Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them a Statement on Schedule 13G (including amendments thereto) with regard to the common stock of McKesson HBOC, Inc., and further agree that this Joint Filing Agreement be included as an Exhibit to such joint filings. In evidence thereof, the undersigned, being duly authorized, hereby execute this Agreement as of the 14th day of February, 2000.


                                        ESL PARTNERS, L.P.

                                        By:  RBS Partners, L.P., its general
                                             partner

                                             By:  ESL Investments, Inc., its
                                                  general partner

                                             By:  /s/ Edward S. Lampert
                                                --------------------------------
                                                  Edward S. Lampert
                                                  Chairman


                                        ESL LIMITED

                                        By:  ESL Investment Management, LLC,
                                             its investment manager

                                             By:  /s/ Edward S. Lampert
                                                --------------------------------
                                                  Edward S. Lampert
                                                  Managing Member


                                        ESL INSTITUTIONAL PARTNERS, L.P.

                                        By:  RBS Investment Management, LLC,
                                             its general partner

                                             By:  /s/ Edward S. Lampert
                                                --------------------------------
                                                  Edward S. Lampert
                                                  Managing Member

                                                                       EXHIBIT 1
                                                                       ---------


                                        CBL PARTNERS, L.P.

                                        By:  ESL Investments, Inc., its general
                                             partner

                                             By:  /s/ Edward S. Lampert
                                                --------------------------------
                                                  Edward S. Lampert
                                                  Chairman


                                        MSD PORTFOLIO L.P. - INVESTMENTS

                                        By:  MSD CAPITAL, L.P., its general
                                             partner

                                             By:  /s/ John Phelan
                                                --------------------------------
                                                  John Phelan
                                                  Managing Principal


                                        RPKS INVESTMENTS, LLC

                                             By:  /s/ Glenn Fuhrman
                                                --------------------------------
                                                  Glenn Fuhrman
                                                  Managing Member


                                        TRIPLE MARLIN INVESTMENTS, LLC

                                             By:  /s/ John Phelan
                                                --------------------------------
                                                  John Phelan
                                                  Managing Member


                                        MICHAEL DELL PERSONAL INCOME TRUST

                                             By:  /s/ John Phelan
                                                --------------------------------
                                                  John Phelan
                                                  Trustee


                                        ZIFF ASSET MANAGEMENT, L.P.

                                        By:  PBK HOLDINGS, INC., its general
                                             partner

                                             By:  /s/ Mark A. Beaudoin
                                                --------------------------------
                                                  Mark A. Beaudoin
                                                  Treasurer